Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


[Graphic Appears Here]

S T R U C T U R E D   P R O D U C T S

Semiannual Report
2002

DELAWARE
Diversified Growth Fund

[Graphic Appears Here] POWERED BY RESEARCH.(SM)

A Commitment
  to Our Investors

Experience

o Our seasoned investment professionals average 12 years experience, bringing a wealth of knowledge and expertise to our management team.

o We trace our origins to 1929 and opened our first mutual fund in 1938. Over the past 73 years, we have weathered a wide range of economic and market environments.

Performance

o  We strive to deliver consistently good performance in all asset classes.

o We believe that hiring the best and the brightest in the industry, conducting fundamental research, and working in a disciplined investment process are essential to quality investment management.

Service

o  We are committed to providing the highest standards of client service.

o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.

o We make our funds available through financial advisors who can offer you individualized attention and valuable investment advice.

Diversification

o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.

o We offer mutual funds in virtually every asset class from domestic equity and fixed income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware Management Company and its affiliates managed more than $85 billion in assets as of March 31, 2002.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C)Delaware Distributors, L.P.



Table
  of Contents

Letter to Shareholders                                  1

Portfolio Management Review                             3

New at Delaware                                         5

Performance Summary                                     6

Financial Statements

   Statement of Net Assets                              7

   Statement of Operations                             10

   Statements of Changes in Net Assets                 11

   Financial Highlights                                12

   Notes to Financial Statements                       14

                                                Delaware Diversified Growth Fund
Letter                                          April 9, 2002
  to Shareholders

Recap of Events

During the six months ended March 31, 2002, the market experienced two very different quarters. The S&P 500 Index gained +10.68% and the Nasdaq Composite Index rose a stellar +30.13% in the fourth quarter of 2001. On the other hand, the first quarter of 2002 was relatively lackluster. S&P 500 Index performance was practically flat, while the Nasdaq Composite Index gave up some of its late 2001 gains. For the six months ended March 31, 2002, the S&P 500 Index gained +10.90% and the Nasdaq Composite Index gained +23.12%. The Dow Jones Industrial Average gained +18.70% over the same period.

The six months were characterized at first by a weak business environment and declining earnings in the wake of September 11, followed by increasing optimism about an economic rebound that has taken hold in recent months.

Statistics released in March caused many economists to embrace the outlook for a strong U.S. recovery. Personal income and spending rose, as did indexes for housing starts, existing home sales, and consumer confidence. And the nation's gross domestic product for the fourth quarter was revised upward, indicating a surprising +1.7% gain that suggests the recent recession was anything but deep.

Still, while most signs now point to an economic rebound, many economists still warn that the stage is set for something less than a boom. For this reason, it seems many stock investors may be waiting to see evidence that earnings are in fact bouncing back to pre-recession levels before driving the market higher. By the end of March, major stock indexes were drifting sideways on low trading volume, an indication that investors may be waiting to see whether substantial earnings materialize.

Delaware Diversified Growth Fund returned +12.90% (Class A shares at net asset value with distributions reinvested) during the six months ended March 31, 2002, slightly bettering the +12.16% gain made by the Russell 1000 Growth Index over the same period. The Fund's return also beat the +10.77% gain made by the Lipper Large-Cap Growth Funds Average during that time.

Market Outlook

We believe that an economic recovery is underway. However, we expect earnings growth to return slowly over the months ahead as businesses continue to strive for the right mix of labor and capital to meet stated profit goals. We expect that corporate hiring and plans for accelerated capital spending may also evolve slowly as the U.S. economy continues to get its footing.

With the stock market remaining focused on earnings, a muted recovery in the U.S. is not the ideal short-term scenario for equity investors. Despite these concerns, your Fund remains focused on providing you with capital appreciation, investing in companies that we believe have sound business models and strong prospects for long-term growth. With the recession seemingly behind us, the prospects for such long-term growth are clearly easier to envision than they were six months ago.

Total Return

For the period ended March 31, 2002                               Six Months
Delaware Diversified Growth Fund-- Class A Shares                  +12.90%
Russell 1000 Growth Index                                          +12.16%
Lipper Large-Cap Growth Funds Average (853 funds)                  +10.77%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of distributions. Performance information for all Fund classes can be found on page 6. The Russell 1000 Growth Index is an unmanaged composite that includes the performance for those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Average represents the average return of large-capitalization growth mutual funds tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

As we look to a brighter future, we'd like to call your attention to Delaware Investments' continuing commitment to customer service. We are always looking for ways to meet our shareholders' changing needs. Earlier this year we debuted Delaware eDelivery, a new service that allows you to receive your fund materials, including these reports, electronically instead of via U.S. mail. At Delaware, we take pride in our award-winning customer service, and we hope you find this new feature useful in managing your investments.


Best wishes,

/s/ Charles E. Haldeman, Jr.
--------------------------------------
Charles E. Haldeman, Jr.
Chairman,
Delaware Investments Family of Funds

/s/ David K. Downes
--------------------------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio                                       Delaware Diversified Growth Fund
  Management Review                             April 9, 2002

Fund Manager
J. Paul Dokas
Senior Portfolio Manager

About the Fund

Delaware Diversified Growth Fund is managed by the Delaware Investments Structured Products Team. Our team has been managing the portfolio, which has been in limited distribution, since its inception six years ago, and we are excited about the opportunity to now offer the Fund to the public.

Delaware Diversified Growth Fund is invested primarily in stocks of large companies that have market capitalizations of more than $3 billion. We select stocks for the portfolio using a bottom-up process that examines multiple valuation measures. Generally, we select stocks of companies that show improving earnings, or that we believe have potential for strong future growth rates.

We believe the Fund can play a key role in almost any investment plan that includes equities. Large-cap growth stocks as a group provide distinct opportunities for capital appreciation. The Fund will consistently be positioned so that it generally reflects performance in the large-cap growth stocks tracked by the Russell 1000 Growth Index.

Our management philosophy is one of discipline and patience. Our team believes that consistent, small successes over time can potentially provide attractive long-term returns and benefit shareholders. As a result, we strive for broad diversification and consistency of return within the Fund.

Our process combines quantitative modeling, fundamental stock analyses, and risk controls in an attempt to provide consistent capital appreciation. The process begins with a model that ranks stocks in the benchmark index by three dimensions: valuation, expectation, and risk. Once we narrow our universe of potential stocks, we use bottom-up research and analysis to select securities for the Fund.

By monitoring risk, we believe we can maintain a Fund that is well diversified by various measures. We think the Fund has generally continued to benefit from its diversification in recent years. At fiscal period end, we held 129 securities, and our broadly diversified portfolio of stocks may have helped our performance relative to the benchmark during some of the worst periods of market performance.

The Fund's Results

The first six months of our fiscal year brought improved performance for the Fund and for growth stocks in general. U.S. stocks bottomed on September 21, 2001, just prior to the start of our new fiscal year. The market rebound that ensued saw the S&P 500 Index gain +10.68%, the Russell 1000 Growth Index rise +15.14%, and the Nasdaq Composite Index gain +30.13% in the final calendar quarter of 2001.

Market returns were not nearly as strong during the first months of 2002, as market performance was often tempered by questions about accounting practices. During the first quarter however, it also became apparent that the U.S. economy began to recover. As a result, investors started looking eagerly to the April season for quarterly corporate earnings reports.

For the six months ended March 31, 2002, Delaware
Diversified Growth Fund finished with a +12.90% gain (Class A shares at net asset value with distributions reinvested). The Fund's return slightly bettered the gain made by the Russell 1000 Growth Index, which increased +12.16% for the same period. Both the Fund and its benchmark outpaced the Lipper Large-Cap Growth Funds Average, which gained +10.77% for the same period.

Portfolio Highlights

Your Fund has a strong growth approach, which benefited performance early in the fiscal period when the market was rebounding from its post-September 11 lows.

Technology and healthcare are the two largest sectors in the Russell 1000 Growth Index, and both were areas in which the Fund experienced positive performance during the six months ended March 31, 2002. Within the Fund's computers and technology sector, several stocks relating to the semiconductor industry made strong double-digit percentage gains. These included Micron Technology and KLA-Tencor. We sold KLA-Tencor prior to March 31, 2002, as we believed the stock had reached a fair value.

In healthcare, we hold a diversified selection of companies that includes pharmaceutical developers, equipment manufacturers and various healthcare service providers. As a group, healthcare stocks did not perform particularly well during the period relative to other industries. However, a number of healthcare holdings in the Fund did perform well, and as a result our healthcare holdings as a group contributed to the Fund's outperformance of the benchmark. Among the Fund's strong performers were biotechnology companies Genentech and Affymetrix. Also posting gains were pharmaceutical manufacturer Pharmacia, medical equipment supplier Guidant, and Caremark RX, a healthcare services provider that specializes in the management of prescription benefits.

Another sector where stock selection helped our performance rise above that of the benchmark was consumer products. We held strong performers Proctor & Gamble and Gillette, both of which rebounded off September lows. Aerospace and defense, in which the Fund held Honeywell International and United Technologies, were also among the best performing sectors within the Fund.

Delaware Diversified Growth Fund

Top 10 Holdings
As of March 31, 2002

Company                                  Percentage of Net Assets
-----------------------------------------------------------------
General Electric                                 7.47%
-----------------------------------------------------------------
Microsoft                                        5.43%
-----------------------------------------------------------------
Pfizer                                           5.18%
-----------------------------------------------------------------
Intel                                            4.12%
-----------------------------------------------------------------
Wal-Mart Stores                                  3.47%
-----------------------------------------------------------------
Cisco Systems                                    2.82%
-----------------------------------------------------------------
Johnson & Johnson                                2.65%
-----------------------------------------------------------------
Home Depot                                       2.34%
-----------------------------------------------------------------
International Business Machines                  2.33%
-----------------------------------------------------------------
AOL Time Warner                                  2.16%
-----------------------------------------------------------------

As will always be the case in a broadly diversified fund, not all went well during the period. Several of our holdings disappointed in the still-troubled telecommunications sector. In particular, our exposure to wireless companies, including Sprint PCS and AT&T Wireless Services, detracted from performance. Many of these stocks suffered during the period from disappointing earnings and the threat of slowing subscriber growth rates.

On a whole, most sectors in the Russell 1000 Growth Index posted positive performance for the six-month fiscal period. Delaware Diversified Growth Fund held stocks in all index sectors, including financial, energy and retail, among others.

Outlook

While an economic recovery has clearly begun and companies should begin to benefit from an overall increase in business activity, we think the rebound is likely to be somewhat milder than the typical recovery from a recession. As a result, we think expectations for immediate increases in corporate earnings need to be tempered.

We plan to continue with a disciplined process of investing in a diversified portfolio of stocks offering strong growth potential. We will monitor the market and economic environments, and strive to provide capital appreciation. We think the long-term outlook for large-cap growth stocks remains strong.

New
  at Delaware
--------------------------------------------------------------------------------
  Simplify your life.
            SIGN UP FOR DELAWARE'S NEW                                  [LOGO]
                            eDelivery!

No more hunting for lost documents or misplaced items in your filing cabinet. Delaware Investments helps you get organized with Delaware eDelivery. Online account access users can now receive fund documents electronically instead of via U.S. mail. When you sign up for eDelivery, you can access your account statements, shareholder reports, and other fund materials online, in a secure environment at any time, from anywhere.

To sign up for Delaware eDelivery:

1. Go to www.delawareinvestments.com/edelivery

2. Follow the directions to register.

Take control with Delaware eDelivery!

If you have questions or need more information, call our Shareholder Service Center at 800 523-1918 from 8:00 a.m. to 8:00 p.m. Eastern Time, Monday through Friday.
--------------------------------------------------------------------------------

Delaware
  Diversified Growth Fund

Fund Basics

As of March 31, 2002
--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks capital appreciation.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$15.20 million
--------------------------------------------------------------------------------
Number of Holdings:
129
--------------------------------------------------------------------------------
Fund Start Date:
December 2, 1996
--------------------------------------------------------------------------------
Your Fund Manager:
J. Paul Dokas, Senior Portfolio Manager, joined Delaware Investments in 1997. He was previously Director of Trust Investment Management at Bell Atlantic Corp. Mr. Dokas earned a bachelor's degree at Loyola College in Baltimore and an MBA degree at the University of Maryland.
He is a CFA Charterholder.
--------------------------------------------------------------------------------
Nasdaq Symbols:
Class A DGDAX
Class B DGDBX
Class C DGDCX

Fund Performance

Average Annual Total Returns
Through March 31, 2002                  Lifetime   Five Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 12/2/96)
Excluding Sales Charge                   -0.39%      +0.65%       -1.04%
Including Sales Charge                   -1.49%      -0.53%       -6.70%
--------------------------------------------------------------------------------
Institutional Class (Est. 12/2/96)       -0.39%      +0.65%       -1.04%
--------------------------------------------------------------------------------

Class A and Institutional Class share returns shown above assume reinvestment of all distributions. Class A returns are based on net asset value. Returns and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original share price. No 12b-1 fees were imposed on Class A shares for the periods shown and had such charges been imposed, returns would have been lower. No Class B or C shares were offered during the periods shown. Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all classes of Delaware Diversified Growth Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Delaware Diversified Growth Fund will be made available for public distribution as of May 1, 2002. Please read the prospectus carefully to note the additional share classes and any changes to the Funds expense structure, objective, etc.

Nasdaq Institutional Class symbol: DGDIX

Statement                                      Delaware Diversified Growth Fund
  of Net Assets                                March 31, 2002 (Unaudited)


                                             Number of      Market
                                              Shares        Value
Common Stock- 100.01%
Aerospace & Defense - 1.46%
     Boeing                                    2,100      $  101,325
     Honeywell International                   1,200          45,924
     United Technologies                       1,000          74,200
                                                          ----------
                                                             221,449
                                                          ----------
Banking, Finance & Insurance - 7.77%
     American Express                          1,500          61,440
     American International Group              4,300         310,202
     Bank of New York                            900          37,818
     BB&T                                      1,000          38,110
     Capital One Financial                     1,100          70,235
     Citigroup                                 2,200         108,944
     Freddie Mac                               3,000         190,110
     J.P. Morgan Chase                           950          33,868
     MBNA                                      1,400          53,998
     Merrill Lynch & Company                     800          44,304
     Metlife                                   1,500          47,250
     Morgan Stanley Dean Witter                1,100          63,041
     Stilwell Financial                        1,700          41,633
    +Travelers Property Casualty - Class A     4,000          80,000
                                                          ----------
                                                           1,180,953
                                                          ----------
Business Services - 0.58%
     Cendant                                   4,600          88,320
                                                          ----------
                                                              88,320
                                                          ----------
Cable, Media & Publishing - 3.74%
    +Adelphia Communications                   2,100          31,290
    +AOL Time Warner                          13,900         328,735
    +Comcast - Special Class A                 1,100          34,980
    +Gemstar-TV Guide International            2,500          36,975
    +Liberty Media - Class A                   4,200          53,088
     The News Corporation                      1,400          39,732
    +Viacom                                      910          44,017
                                                          ----------
                                                             568,817
                                                          ----------
Computers & Technology - 21.16%
     Automatic Data Processing                 2,900         168,983
    +Cadence Design Systems                    2,100          47,481
    +Cisco Systems                            25,300         428,329
    +Citrix Systems                            1,900          32,832
    +Dell Computer                             6,600         172,326
    +Electronic Arts                           1,100          66,880
     Electronic Data Systems                   2,000         115,980
    +EMC                                       9,700         115,624
     Emulex                                    1,300          42,809
     First Data                                  500          43,625
    +Fiserv                                    1,800          82,782
     International Business Machines           3,400         353,600
    +Lexmark International                       700          40,026
     Linear Technology                           900          39,798
    +Micron Technology                         2,100          69,090
    +Microsoft                                13,675         824,738
    +Oracle                                   18,100         231,680
     Pitney Bowes                                900          38,520
    +Quest Software                            1,500          22,665

                                             Number of      Market
                                              Shares        Value
Common Stock (continued)
Computers & Technology (continued)
    +Rational Software                         2,600      $   41,158
    +Sun Microsystems                          7,300          64,386
     Symbol Technologies                       2,700          30,348
    +Veritas Software                          2,405         105,411
    +Yahoo                                     2,000          36,940
                                                          ----------
                                                           3,216,011
                                                          ----------
Consumer Non-Durable - 0.33%
     Kellogg Company                           1,500          50,355
                                                          ----------
                                                              50,355
                                                          ----------
Consumer Products - 1.55%
     Gillette                                  3,200         108,832
     Procter & Gamble                          1,400         126,126
                                                          ----------
                                                             234,958
                                                          ----------
Electronics & Electrical Equipment - 14.97%
    +Advanced Micro Devices                    1,900          27,949
    +Altera                                    3,400          74,358
    +Analog Devices                            1,400          63,056
    +Applied Micro Circuits                    2,900          23,200
     General Electric                         30,300       1,134,735
     Intel                                    20,600         626,446
    +JDS Uniphase                              5,440          32,042
    +LSI Logic                                 2,900          49,300
     Texas Instruments                         6,110         202,241
    +Triquint Semiconductor                    3,500          42,035
                                                          ----------
                                                           2,275,362
                                                          ----------
Energy - 1.84%
     Anadarko Petroleum                          700          39,508
     Apache                                      800          45,504
     Diamond Offshore Drilling                 1,700          53,142
     EOG Resources                             1,000          40,560
    +Noble Drilling                            1,400          57,946
     Tidewater                                 1,000          42,350
                                                          ----------
                                                             279,010
                                                          ----------
Environmental Services - 0.55%
     Ecolab                                      900          41,148
    +Republic Services - Class A               2,300          42,964
                                                          ----------
                                                              84,112
                                                          ----------
Food, Beverage & Tobacco - 4.90%
     Adolph Coors - Class B                      900          60,723
     Coca Cola                                 6,000         313,560
     Conagra                                   1,300          31,525
     PepsiCo                                   2,400         123,600
     Philip Morris                             4,100         215,947
                                                          ----------
                                                             745,355
                                                          ----------
Healthcare - 8.22%
     AmerisourceBergen                           800          54,640
     Baxter International                      1,200          71,424
     Becton Dickinson                          1,700          64,124
     Cardinal Health                             950          67,346
    +Caremark RX                               3,000          58,500

Statement                                       Delaware Diversified Growth Fund
  of Net Assets (continued)

                                            Number of       Market
                                              Shares        Value
Common Stock (continued)
Healthcare (continued)
    +Enzon                                       800      $   35,432
    +Guidant                                   2,000          86,640
    +Healthsouth                               3,800          54,530
     Johnson & Johnson                         6,200         402,690
     McKesson                                  1,400          52,402
     Medtronic                                 2,800         126,588
     PerkinElmer                               2,900          53,650
    +Quest Diagnostics                         1,000          82,850
    +Wellpoint Health Networks                   600          38,202
                                                          ----------
                                                           1,249,018
                                                          ----------
Industrial Machinery - 1.25%
    +Applied Materials                         3,500         189,945
                                                          ----------
                                                             189,945
                                                          ----------
Leisure, Lodging & Entertainment - 0.29%
     Walt Disney                               1,900          43,852
                                                          ----------
                                                              43,852
                                                          ----------
Paper & Forest Products - 0.34%
     Kimberly-Clark                              800          51,720
                                                          ----------
                                                              51,720
                                                          ----------
Pharmaceuticals - 17.35%
     Abbott Laboratories                       2,300         120,980
    +Abgenix                                     700          13,223
    +Affymetrix                                1,200          34,776
    +Amgen                                     3,200         190,976
     Bristol-Myers Squibb                      5,500         222,695
     Eli Lilly                                 2,000         152,400
    +Genentech                                 1,500          75,675
    +Immunex                                   1,200          36,312
    +IVAX                                      2,100          33,705
    +Medimmune                                   800          31,464
     Merck & Company                           5,000         287,900
    +Millennium Pharmaceuticals                1,500          33,465
     Pfizer                                   19,825         787,845
     Pharmacia                                 5,100         229,908
     Schering-Plough                           6,400         200,320
     Wyeth                                     2,800         183,820
                                                          ----------
                                                           2,635,464
                                                          ----------

                                            Number of       Market
                                              Shares        Value
Common Stock (continued)
Retail - 10.22%
    +Abercrombie & Fitch - Class A             1,600     $    49,280
    +AutoNation                                5,100          70,992
    +BJ's Wholesale Club                       1,400          62,580
     Circuit City Stores                       2,700          48,708
     CVS                                       2,100          72,093
     Home Depot                                7,300         354,853
     J.C. Penney                               1,500          31,065
     Lowe's                                    1,000          43,490
    +Safeway                                   2,800         126,056
     Talbots                                   1,000          35,400
     Target                                    1,700          73,304
     Wal-Mart Stores                           8,600         527,094
     Walgreen                                  1,500          58,785
                                                         -----------
                                                           1,553,700
                                                         -----------
Telecommunications - 3.06%
    +AT&T Wireless Services                    6,000          53,700
    +Comverse Technology                       4,600          58,282
    +Crown Castle International                5,600          37,016
    +Qualcomm                                  1,800          67,752
     SBC Communications                        3,300         123,552
     Scientific-Atlanta                        2,300          53,130
    +Sprint PCS                                7,000          72,030
                                                         -----------
                                                             465,462
                                                         -----------
Utilities - 0.42%
    +Calpine                                   5,000          63,500
                                                         -----------
                                                              63,500
                                                         -----------
Total Common Stock (cost $17,309,001)                     15,197,363
                                                         -----------
Total Market Value of Securities - 100.00%
     (cost $17,309,001)                                   15,197,363
Liabilities Net of Receivables
     and Other Assets - (0.00%)                                 (845)
                                                         -----------
Net Assets Applicable to 2,275,668
     Shares Outstanding - 100.00%                        $15,196,518
                                                         ===========
Net Asset Value - Delaware Diversified Growth Fund
     Class A ($38,551 / 5,774 Shares)                          $6.68
                                                               -----
Net Asset Value - Delaware Diversified Growth Fund
     Institutional Class ($15,157,967 / 2,269,894 Shares)      $6.68
                                                               -----

Statement                                       Delaware Diversified Growth Fund
  of Net Assets (continued)

Components of Net Assets at March 31, 2002:
Shares of beneficial interest
   (unlimited authorization - no par)                    $19,742,830
Undistributed net investment income                            7,058
Accumulated net realized loss on investments              (2,441,732)
Net unrealized depreciation of investments                (2,111,638)
                                                         -----------
Total net assets                                         $15,196,518
                                                         -----------

+ Non-income producing security for the six months ended March 31, 2002.

Net Asset Value and Offering Price per Share -
   Delaware Diversified Growth Fund
Net asset value Class A (A)                                    $6.68
Sales charge (5.75% of offering price,
   or 6.14% of the amount invested per share) (B)               0.41
                                                               -----
Offering price                                                 $7.09
                                                               =====

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.


See accompanying notes

Statement                            Delaware Diversified Growth Fund
  of Operations                      Six Months Ended March 31, 2002 (Unaudited)

Investment Income:
   Dividends                                                                    $54,503
   Interest                                                                         402      $   54,905
                                                                                -------      ----------

Expenses:
   Management fees                                                               42,932
   Accounting and administration expenses                                         2,840
   Trustees' fees                                                                   788
   Custodian fees                                                                   694
   Dividend disbursing and transfer agent fees and expenses                         601
   Professional fees                                                                292
   Distribution expense - Class A                                                    51
   Other                                                                            265          48,463
                                                                                -------
   Less expenses absorbed or waived                                                                (339)
   Less expenses paid indirectly                                                                   (277)
                                                                                             ----------
   Total expenses                                                                                47,847
                                                                                             ----------
Net Investment Income                                                                             7,058
                                                                                             ----------

Net Realized and Unrealized Gain (Loss) on Investments:
   Net realized loss on investments                                                            (574,312)
   Net change in unrealized appreciation/depreciation of investments                          1,891,533
                                                                                             ----------
Net Realized and Unrealized Gain on Investments                                               1,317,221
                                                                                             ----------

Net Increase in Net Assets Resulting from Operations                                         $1,324,279
                                                                                             ==========

See accompanying notes

Statements                                      Delaware Diversified Growth Fund
  of Changes in Net Assets

                                                                                      Six Months
                                                                                         Ended            Year
                                                                                        3/31/02           Ended
                                                                                      (Unaudited)        9/30/01
Increase (Decrease) in Net Assets from Operations:
   Net investment income (loss)                                                       $     7,058      $   (20,974)
   Net realized loss on investments                                                      (574,312)      (1,784,835)
   Net change in unrealized appreciation/depreciation of investments                    1,891,533       (5,697,591)
                                                                                      -----------      -----------
   Net increase (decrease) in net assets resulting from operations                      1,324,279       (7,503,400)
                                                                                      -----------      -----------
Dividends and Distributions to Shareholders from:
   Net investment income:
     Class A                                                                                   --               --
     Institutional Class                                                                       --               --

   Net realized gain on investments:
     Class A                                                                                   --           (4,480)
     Institutional Class                                                                       --       (1,374,964)

   In excess of net realized gain on investments*:
     Class A                                                                                   --             (268)
     Institutional Class                                                                       --          (82,317)
                                                                                      -----------      -----------
                                                                                               --       (1,462,029)
                                                                                      -----------      -----------
Capital Share Transactions:
   Proceeds from shares sold:
     Class A                                                                               10,000               --
     Institutional Class                                                                5,100,000        3,600,179

   Net asset value of shares issued upon reinvestment of dividends and distributions:
     Class A                                                                                   --            4,748
     Institutional Class                                                                       --        1,457,281
                                                                                      -----------      -----------
                                                                                        5,110,000        5,062,208
                                                                                      -----------      -----------
   Cost of shares repurchased:
     Class A                                                                                   --               --
     Institutional Class                                                               (1,949,960)              --
                                                                                      -----------      -----------
                                                                                       (1,949,960)              --
                                                                                      -----------      -----------
   Increase in net assets derived from capital share transactions                       3,160,040        5,062,208
                                                                                      -----------      -----------
Net Increase (Decrease) in Net Assets                                                   4,484,319       (3,903,221)

Net Assets:
   Beginning of period                                                                 10,712,199       14,615,420
                                                                                      -----------      -----------
   End of period                                                                      $15,196,518      $10,712,199
                                                                                      ===========      ===========

* Distributions which exceed net realized gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized gains.

See accompanying notes

Financial
  Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                             Delaware Diversified Growth Fund Class A
                                                                                                                       Period
                                                                Six Months                                            12/2/96(1)
                                                                  Ended                     Year Ended                   to
                                                                 3/31/02(4) 9/30/01   9/30/00    9/30/99    9/30/98    9/30/97
                                                                (Unaudited)
Net asset value, beginning of period                              $5.940    $12.350   $10.300    $ 8.990    $10.160    $ 8.500

Income (loss) from investment operations:
Net investment income (loss)(2)                                    0.004     (0.013)   (0.032)     0.036      0.082      0.067
Net realized and unrealized gain (loss) on investments             0.736     (5.162)    2.544      1.354     (0.755)     1.601
                                                                  ------    -------   -------    -------    -------    -------
Total from investment operations                                   0.740     (5.175)    2.512      1.390     (0.673)     1.668
                                                                  ------    -------   -------    -------    -------    -------

Less dividends and distributions from:
Net investment income                                                 --         --    (0.012)    (0.080)    (0.076)    (0.008)
Net realized gain on investments                                      --     (1.165)   (0.450)        --     (0.421)        --
In excess of net realized gain on investments                         --     (0.070)       --         --         --         --
                                                                  ------    -------   -------    -------    -------    -------
Total dividends and distributions                                     --     (1.235)   (0.462)    (0.080)    (0.497)    (0.008)
                                                                  ------    -------   -------    -------    -------    -------

Net asset value, end of period                                    $6.680    $ 5.940   $12.350    $10.300    $ 8.990    $10.160
                                                                  ======    =======   =======    =======    =======    =======

Total return(3)                                                   12.90%    (45.68%)   24.61%     15.52%     (6.91%)    19.64%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                              $39        $26       $47        $10        $12         $8
Ratio of expenses to average net assets                            1.03%      0.75%     0.75%      0.75%      0.75%      0.75%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                          1.04%      1.12%     1.13%      1.28%      2.28%      1.70%
Ratio of net investment income (loss) to average net assets        0.11%     (0.17%)   (0.26%)     0.36%      0.83%      0.91%
Ratio of net investment income (loss) to average net assets
  prior to expense limitation and expenses paid indirectly         0.10%     (0.54%)   (0.64%)    (0.17%)    (0.70%)    (0.03%)
Portfolio turnover                                                   54%        67%       91%       120%       163%        84%

(1) Date of initial public offering; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information for the years ended September 30, 1998, 1999, 2000, 2001 and six months ended March 31, 2002.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. The returns reflect a waiver and payment of fees by the manager.

(4) Ratios have been annualized and total return has not been annualized

See accompanying notes

Financial
  Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                     Delaware Diversified Growth Fund Institutional Class
                                                                                                                       Period
                                                                Six Months                                            12/2/96(1)
                                                                  Ended                     Year Ended                   to
                                                                 3/31/02(4) 9/30/01   9/30/00    9/30/99    9/30/98    9/30/97
                                                                (Unaudited)
Net asset value, beginning of period                              $5.940    $12.350   $10.300    $ 8.990    $10.160    $ 8.500

Income (loss) from investment operations:
Net investment income (loss)(2)                                    0.004     (0.013)   (0.032)     0.036      0.082      0.067
Net realized and unrealized gain (loss) on investments             0.736     (5.162)    2.544      1.354     (0.755)     1.601
                                                                  ------    -------   -------    -------    -------    -------
Total from investment operations                                   0.740     (5.175)    2.512      1.390     (0.673)     1.668
                                                                  ------    -------   -------    -------    -------    -------

Less dividends and distributions from:
Net investment income                                                 --         --    (0.012)    (0.080)    (0.076)    (0.008)
Net realized gain on investments                                      --     (1.165)   (0.450)        --     (0.421)        --
In excess of net realized gain on investments                         --     (0.070)       --         --         --         --
                                                                  ------    -------   -------    -------    -------    -------
Total dividends and distributions                                     --     (1.235)   (0.462)    (0.080)    (0.497)    (0.008)
                                                                  ------    -------   -------    -------    -------    -------

Net asset value, end of period                                    $6.680    $ 5.940   $12.350    $10.300    $ 8.990    $10.160
                                                                  ======    =======   =======    =======    =======    =======

Total return(3)                                                   12.90%    (45.68%)   24.61%     15.52%     (6.91%)    19.64%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                          $15,158    $10,686   $14,568    $10,886     $2,227     $2,393
Ratio of expenses to average net assets                            0.73%      0.75%     0.75%      0.75%      0.75%      0.75%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                          0.74%      0.82%     0.83%      0.98%      1.98%      1.40%
Ratio of net investment income (loss) to average net assets        0.11%     (0.17%)   (0.26%)     0.36%      0.83%      0.91%
Ratio of net investment income (loss) to average net assets
  prior to expense limitation and expenses paid indirectly         0.10%     (0.24%)   (0.34%)     0.13%     (0.40%)     0.27%
Portfolio turnover                                                   54%        67%       91%       120%       163%        84%

(1) Date of initial public offering; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information for the years ended September 30, 1998, 1999, 2000, 2001 and six months ended March 31, 2002.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. The returns reflect a waiver and payment of fees by the manager.

(4) Ratios have been annualized and total return has not been annualized.

See accompanying notes

                                                Delaware Diversified Growth Fund
Notes                                           March 31, 2002 (Unaudited)
  to Financial Statements

Delaware Group Equity Funds IV (the "Trust") is organized as a Delaware business trust and offers two series: Delaware Diversified Growth Fund and Delaware Growth Opportunities Fund. These financial statements and related notes pertain to Delaware Diversified Growth Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a deferred sales charge that declines from 5.00% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a deferred sales charge of 1% if redeemed during the first twelve months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors. As of March 31, 2002, only the Class A and Institutional Class have commenced operations.

The investment objective of the Fund is to seek capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation--All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and the asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes--The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements--The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $150 for the period ended March 31, 2002. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the period ended March 31, 2002 were approximately $127. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated at the rate of 0.65% on the first $500 million of the average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has elected to waive that portion, if any, of the management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 0.75% of average daily net assets of the Fund through April 30, 2002.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to the distribution agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. DDLP has elected voluntarily to waive such fees. No distribution expenses are paid by the Institutional Class shares.

Notes                                           Delaware Diversified Growth Fund
  to Financial Statements (continued)

At March 31, 2002, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC                    $6,271

Dividend disbursing, transfer agent fees, accounting
  and other expenses payable to DSC                            792

Other expenses payable to DMC and affiliates                   238

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

3. Investments

For the six months ended March 31, 2002, the Fund made purchases of $6,633,844 and sales of $3,468,673 of investment securities other than U.S. government securities and short-term investments.

At March 31, 2002, the cost of investments for federal income tax purposes approximates the cost for book purposes. At March 31, 2002, the cost of investments was $17,309,001. At March 31, 2002, the net unrealized depreciation was $2,111,638, of which $719,090 related to unrealized appreciation of investments and $2,830,728 related to unrealized depreciation of investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the six months ended March 31, 2002 and year ended September 31, 2001 were as follows:

                                         Six Months        Year
                                           Ended          Ended
                                         3/31/2002       9/30/2001
                                        -----------     -----------
Ordinary Income                                 --      $  124,302
Long-term capital gain                          --       1,337,727
                                        ----------      ----------
Total                                           --      $1,462,029
                                        ==========      ==========

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $18,245 in 2009.

5. Capital Shares

Transactions in capital shares were as follows:

                                               Six Months     Year
                                                 Ended        Ended
                                                03/31/02     09/30/01
                                               ----------    --------
Shares sold:
   Class A                                         1,432           --
   Institutional Class                           765,104      465,438

Shares issued upon reinvestment
   of dividends and distributions:
   Class A                                            --          498
   Institutional Class                                --      152,595
                                                --------      -------
                                                 766,536      618,531
                                                --------      -------
Shares repurchased:
   Class A                                            --           --
   Institutional Class                          (293,227)          --
                                                --------      -------
                                                (293,227)          --
                                                --------      -------
Net increase                                     473,309      618,531
                                                ========      =======

6. Line of Credit

The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemption's of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of March 31, 2002 or at any time during the period.

Delaware Investments
  Family of Funds

--------------------------------------------------------------------------------
Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial advisor. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

Growth-Equity Group
Delaware American Services Fund
Delaware Diversified Growth Fund
Delaware Growth Opportunities Fund
Delaware Select Growth Fund
Delaware Small Cap Growth Fund
Delaware Technology and Innovation Fund
Delaware Trend Fund
Delaware U.S. Growth Fund

Value-Equity Group
Delaware Decatur Equity Income Fund
Delaware Diversified Value Fund
Delaware Growth and Income Fund
Delaware REIT Fund
Delaware Small Cap Value Fund

International Group
(DIAL-Delaware International Advisers Ltd.)
Delaware Emerging Markets Fund
Delaware International Small Cap Value Fund
Delaware International Value Equity Fund
  (formerly Delaware International Equity Fund)

Blend Mutual Funds
Delaware Balanced Fund
Delaware Core Equity Fund
  (formerly Delaware Growth Stock Fund)
Delaware Devon Fund
Delaware Social Awareness Fund
Delaware Group Foundation Funds
  Delaware Growth Allocation Portfolio
  Delaware Balanced Allocation Portfolio
  Delaware Income Allocation Portfolio

Fixed Income Group
Corporate and Government
Delaware American Government Bond Fund
Delaware Corporate Bond Fund
Delaware Delchester Fund
Delaware Extended Duration Bond Fund
Delaware High-Yield Opportunities Fund
Delaware Limited-Term Government Fund
Delaware Strategic Income Fund

Money Market
Delaware Cash Reserve Fund
Delaware Tax-Free Money Fund

Municipal (National Tax-Exempt)
Delaware National High-Yield Municipal Bond Fund
Delaware Tax-Free Insured Fund
Delaware Tax-Free USA Fund
Delaware Tax-Free USA Intermediate Fund

Municipal (State-Specific Tax-Exempt)
Delaware Tax-Free Arizona Fund
Delaware Tax-Free Arizona Insured Fund
Delaware Tax-Free California Fund
Delaware Tax-Free California Insured Fund
Delaware Tax-Free Colorado Fund
Delaware Tax-Free Florida Fund
Delaware Tax-Free Florida Insured Fund
Delaware Tax-Free Idaho Fund
Delaware Minnesota High-Yield Municipal Bond Fund
Delaware Tax-Free Minnesota Fund
Delaware Tax-Free Minnesota Insured Fund
Delaware Tax-Free Minnesota Intermediate Fund
Delaware Tax-Free Missouri Insured Fund
Delaware Tax-Free New York Fund
Delaware Tax-Free Oregon Insured Fund
Delaware Tax-Free Pennsylvania Fund

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

This semiannual report is for the information of Delaware Diversified Growth Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Diversified Growth Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                        Affiliated Officers                            Contact Information
Walter P. Babich                         Charles E. Haldeman, Jr.                       Investment Manager
Board Chairman                           Chairman                                       Delaware Management Company
Citadel Constructors, Inc.               Delaware Investments Family of Funds           Philadelphia, PA
King of Prussia, PA                      Philadelphia, PA
                                                                                        International Affiliate
David K. Downes                          William E. Dodge                               Delaware International Advisers Ltd.
President and Chief Executive Officer    Executive Vice President and                   London, England
Delaware Investments Family of Funds     Chief Investment Officer, Equity
Philadelphia, PA                         Delaware Investments Family of Funds           National Distributor
                                         Philadelphia, PA                               Delaware Distributors, L.P.
John H. Durham                                                                          Philadelphia, PA
Private Investor                         Jude T. Driscoll
Gwynedd Valley, PA                       Executive Vice President and                   Shareholder Servicing, Dividend
                                         Head of Fixed Income                           Disbursing and Transfer Agent
Anthony D. Knerr                         Delaware Investments Family of Funds           Delaware Service Company, Inc.
Consultant                               Philadelphia, PA                               2005 Market Street
Anthony Knerr & Associates                                                              Philadelphia, PA 19103-7094
New York, NY                             Richard J. Flannery
                                         President and Chief Executive Officer          For Shareholders
Ann R. Leven                             Delaware Distributors, L.P.                    800 523-1918
Former Treasurer                         Philadelphia, PA
National Gallery of Art                                                                 For Securities Dealers and
Washington, DC                                                                          Financial Institutions
                                                                                        Representatives Only
Thomas F. Madison                                                                       800 362-7500
President and Chief Executive Officer
MLM Partners, Inc.                                                                      Web site
Minneapolis, MN                                                                         www.delawareinvestments.com

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

(5974)                                                        Printed in the USA
SA-133 [3/02] BUR 5/02                                                     J8126